SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 3, 2008

Intelsat, Ltd.

(Exact Name of Registrant as Specified in Charter)

Bermuda	000-50262	98-0346003
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Wellesley House North, 2nd Floor, 90 Pitts Bay Road, Pembroke, Bermuda	HM 08
(Address of Principal Executive Offices)	(Zip Code)

(441) 294-1650

Registrant’s telephone number, including area code

n/a

(Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Intelsat Intermediate Holdco Unsecured Credit Agreement

On June 3, 2008, Intelsat Intermediate Holding Company, Ltd. (“Intermediate Holdco”), an indirect wholly-owned subsidiary of Intelsat, Ltd., borrowed a $481,020,496 aggregate principal amount at maturity term loan due 2015 pursuant to a new 9.50% Senior Unsecured Credit Agreement (the “Intermediate Holdco Unsecured Credit Agreement”) by and among Intermediate Holdco, as Borrower, Intelsat, Ltd., as Co-borrower, Intelsat (Bermuda), Ltd. and Intelsat Jackson Holdings, Ltd., as parent guarantors (the “Parent Guarantors”), the several lenders from time to time party thereto, Credit Suisse, Cayman Islands Branch, as Administrative Agent, Credit Suisse Securities (USA) LLC, Banc of America Securities LLC and Morgan Stanley Senior Funding, Inc., as Joint Lead Arrangers, and the other parties thereto. Proceeds from the Intermediate Holdco Unsecured Credit Agreement were used to fund the Intermediate Holdco Change of Control Offer (described below under Item 8.01) with respect to Intermediate Holdco’s outstanding 9¼% Senior Discount Notes due 2015 (the “Senior Discount Notes”).

Prior to February 1, 2010, interest on the term loan borrowing under the Intermediate Holdco Unsecured Credit Agreement will accrue in the form of an increase to the Accreted Value (as defined in the Intermediate Holdco Unsecured Credit Agreement) at a rate per annum equal to 9½%. Thereafter, Intermediate Holdco and Intelsat, Ltd. will pay interest semi-annually in cash at a rate per annum of 9½%. Obligations under the Intermediate Holdco Unsecured Credit Agreements are guaranteed by the Parent Guarantors.

The Intermediate Holdco Unsecured Credit Agreement contains covenants which include, among other things: a limitation on Intermediate Holdco’s and its restricted subsidiaries’ ability to incur additional debt or issue disqualified or preferred stock; a limitation on Intermediate Holdco’s and its restricted subsidiaries’ ability to pay dividends, make other equity distributions or repurchase or redeem capital stock; a limitation on Intermediate Holdco’s and its restricted subsidiaries’ ability to make certain investments; a limitation on Intermediate Holdco’s and its restricted subsidiaries’ ability to enter into transactions with affiliates; a limitation on merger, consolidation and sale of assets applicable to Intermediate Holdco and its restricted subsidiaries; and a limitation on Intermediate Holdco’s and its restricted subsidiaries’ ability to incur liens on any of Intermediate Holdco’s assets securing other indebtedness.

The Intermediate Holdco Unsecured Credit Agreement also contains events of default with respect to: default in payments of interest after a 30-day grace period or a default in the payment of principal when due; default in the performance of any covenant in the Intermediate Holdco Unsecured Credit Agreement that continues for more than 60 days after notice of default has been provided to Intermediate Holdco; failure to make any payment when due, including applicable grace periods, under any indebtedness for money borrowed by Intelsat, Ltd., Intermediate Holdco or a significant subsidiary thereof having a principal amount in excess of $50 million; the acceleration of the maturity of any indebtedness for money borrowed by Intelsat, Ltd., Intermediate Holdco or a significant subsidiary thereof having a principal amount in excess of $50 million; failure by Intelsat, Ltd., Intermediate Holdco or a significant subsidiary to pay final judgments aggregating in excess of $50 million, which judgments are not discharged, waived or stayed for 60 days; certain events of bankruptcy, insolvency or reorganization of Intelsat, Ltd., Intermediate Holdco or a significant subsidiary thereof; or any guarantee of a significant subsidiary which ceases to be in full force and effect.

The Intermediate Holdco Unsecured Credit Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

The financial institutions party to the Intermediate Holdco Unsecured Credit Agreement or their affiliates are also parties to Intelsat Subsidiary Holding Company, Ltd.’s $883,346,000 Senior Unsecured Credit Agreement dated May 2, 2008 and $681,012,700 Senior Unsecured Credit Agreement dated May 2, 2008, Intelsat Corporation’s $658,119,030 Senior Unsecured Credit Agreement dated May 2, 2008 and $580,719,700 Senior Unsecured Credit Agreement dated May 2, 2008, Intelsat (Bermuda), Ltd.’s $2,805,000,000 Senior Unsecured Bridge Loan Credit Agreement dated February 4, 2008 and $2,155,000,000 Senior Unsecured Bridge Loan Credit Agreement dated February 4, 2008, and Intelsat Corporation’s Joinder Agreement dated February 4, 2008, and act as lenders and agents as specified in those agreements. In addition, entities which we believe to be affiliated with Credit Suisse and Banc of America own, indirectly, a portion of the equity in Intelsat Holdings, Ltd.

Item 8.01	Other Events.

Completion of Intermediate Holdco Change of Control Offer

        On June 3, 2008, Intelsat, Ltd. announced that Intermediate Holdco completed the repurchase of $474,155,000 principal amount at maturity of its outstanding Senior Discount Notes. Intermediate Holdco had commenced an offer to purchase the Senior Discount Notes (the “Intermediate Holdco Change of Control Offer”) on April 4, 2008, because as previously reported, completion of the acquisition of Intelsat Holdings, Ltd., the indirect parent of Intermediate Holdco, by Intelsat Global Subsidiary, Ltd. (formerly known as Serafina Acquisition Limited), a direct wholly-owned subsidiary of Intelsat Global, Ltd. (formerly known as Serafina Holdings Limited), an entity formed by funds advised by BC Partners Holdings Limited, Silver Lake Partners and certain other equity investors, on February 4, 2008 resulted in a change of control under the indenture governing the Senior Discount Notes. In accordance with the terms of the Intermediate Holdco Change of Control Offer, all Senior Discount Notes tendered and not withdrawn by the expiration date were repurchased at a price equal to 101% of their accreted value as of June 3, 2008. Intermediate Holdco used the proceeds of the term loan borrowing under the Intermediate Holdco Unsecured Credit Agreement to fund the repurchase of the $474,155,000 principal amount at maturity of Senior Discount Notes tendered.

Item 9.01	Financial Statements and Exhibits

(d) Exhibit

10.1	9½% $481,020,496 Senior Unsecured Credit Agreement, dated June 3, 2008, by and among Intelsat Intermediate Holding Company, Ltd., as Borrower, Intelsat, Ltd., as Co-borrower, Intelsat (Bermuda), Ltd. and Intelsat Jackson Holdings, Ltd., as parent guarantors, the several lenders from time to time party thereto, Credit Suisse, Cayman Islands Branch, as Administrative Agent, Credit Suisse Securities (USA) LLC, Banc of America Securities LLC and Morgan Stanley Senior Funding, Inc., as joint lead arrangers, and the other parties thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 3, 2008

INTELSAT, LTD.

By:	/s/ Phillip Spector
Name:	Phillip Spector
Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
10.1	9½% $481,020,496 Senior Unsecured Credit Agreement, dated June 3, 2008, by and among Intelsat Intermediate Holding Company, Ltd., as Borrower, Intelsat, Ltd., as Co-borrower, Intelsat (Bermuda), Ltd. and Intelsat Jackson Holdings, Ltd., as parent guarantors, the several lenders from time to time party thereto, Credit Suisse, Cayman Islands Branch, as Administrative Agent, Credit Suisse Securities (USA) LLC, Banc of America Securities LLC and Morgan Stanley Senior Funding, Inc., as joint lead arrangers, and the other parties thereto.